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                                                                    EXHIBIT 99.3


                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Fred Meyer, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of January 15, 1999.


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                                  Yucaipa Arizona Partners, L.P.
                                  Yucaipa Smitty's Partners, L.P.
                                  Yucaipa Smitty's Partners II, L.P.
                                  Yucaipa SSV Partners, L.P.
                                  FFL Partners
                                  Yucaipa/F4L Partners

                                  By: The Yucaipa Companies
                                  Its General Partner


                                  By: /s/ Ronald W. Burkle
                                      ------------------------------------------
                                  Name:  Ronald W. Burkle
                                  Title: General Partner




                                  The Yucaipa Companies


                                  By:   /s/ Ronald W. Burkle
                                      ------------------------------------------
                                  Name:  Ronald W. Burkle
                                  Title: General Partner



                                  F4L Equity Partners, L.P.
                                  Yucaipa Capital Fund

                                  By:  Yucaipa Capital Advisors, Inc.
                                  Its General Partner


                                  By: /s/ Ronald W. Burkle
                                      ------------------------------------------
                                  Name:  Ronald W. Burkle
                                  Title: President



                                  Ronald W. Burkle Foundation


                                  By: /s/ Ronald W. Burkle
                                      ------------------------------------------
                                  Name:  Ronald W. Burkle
                                  Title: Chairman of the Board

                                  GNHT 1, LLC
                                  GNHT 2, LLC
                                  GNHT 3, LLC
                                  GNHT 4, LLC
                                  GNHT 5, LLC

                                  By: /s/ Ronald W. Burkle
                                      ------------------------------------------
                                  Name:  Ronald W. Burkle
                                  Title: Operating Manager


                                  By: /s/ Ronald W. Burkle
                                      ------------------------------------------
                                  Name:  Ronald W. Burkle